JPMorgan Funds - JPMorgan Institutional Trust
Rule 10f-3 Transactions
For the period from March 1, 2016 to August 31, 2016

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Intermediate Bond Trust
Trade Date 3/1/2016
Issuer Manulife Financial Corp (MFCCN 4.15% March 4, 2026)
CUSIP/ Sedol 56501RAC0
Bonds 300,000
Offering Price $99.760
Spread 0.45%
Cost $299,271
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 0.39%
Syndicate CITI, MS, ANZ, BARC, BNP, GS, HSBC, JPM, BAML, MITSUBISHI UFJ, SMBC, STANDARD CHARTED, WFC
Fund JPMorgan Core Bond Trust
Trade Date 3/2/2016
Issuer Sumitomo Mitsui Financial Group, Inc. (SUMIBK 3.784% March 9, 2026)
CUSIP/ Sedol 86562MAC4
Bonds 872,000
Offering Price $100.000
Spread 0.45%
Cost $872,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering* 0.93%
Syndicate BAML,BARCS,CITI,GS,JPM,SMFGRP
Fund JPMorgan Core Bond Trust
Trade Date 3/3/2016
Issuer Stryker Corporation (SYK 3.50% March 15, 2026)
CUSIP/ Sedol 863667AN1
Bonds 128,000
Offering Price $99.350
Spread 0.65%
Cost $127,165
Dealer Executing Trade Goldman Sachs and Company
% of Offering* 0.72%
Syndicate BAML,BNPPAR,CITI,GS,JPM,MIZUHO,WFC
Fund JPMorgan Core Bond Trust
Trade Date 3/14/2016
Issuer Hyundai Capital America (HYNMTR 3.0% March 18, 2021 144A)
CUSIP/ Sedol 44891AAF4
Bonds 1,000,000
Offering Price $99.850
Spread 0.35%
Cost $998,530
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 2.50%
Syndicate CITI,HSBCL,JPM,MS,SG,SMFGRP
Fund JPMorgan Core Bond Trust
Trade Date 3/14/2016
Issuer Total System Services, Inc. (TSS 4.8% April 1, 2026)
CUSIP/ Sedol 891906AC3
Bonds 371,000
Offering Price $99.730
Spread 0.65%
Cost $369,998
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 2.80%
Syndicate BAML,JPM,MUFG,USB,WFC
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/14/2016
Issuer Total System Services, Inc. (TSS 4.8% April 1, 2026)
CUSIP/ Sedol 891906AC3
Bonds 90,000
Offering Price $99.730
Spread 0.65%
Cost $89,757
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 2.80%
Syndicate BAML,JPM,MUFG,USB,WFC
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/17/2016
Issuer Legg Mason, Inc. (LM 4.75% March 15, 2026)
CUSIP/ Sedol 524901AV7
Bonds 111,000
Offering Price $99.950
Spread 0.65%
Cost $110,949
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 2.63%
Syndicate CITI,JPM
Fund JPMorgan Core Bond Trust
Trade Date 3/21/2016
Issuer Fedex Corporation (FDX 3.25% April 1, 2026)
CUSIP/ Sedol 31428XBF
Bonds 181,000
Offering Price $99.800
Spread 0.65%
Cost $180,631
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 1.23%
Syndicate BAML,BNPPAR,CITI,DB,GS,JPM,MIZUHO,SCOTIA,SUN,WFC
Fund JPMorgan Core Bond Trust
Trade Date 3/28/2016
Issuer Occidental Petroleum Corporation (OXY 3.4% April 15, 2026)
CUSIP/ Sedol 674599CH6
Bonds 281,000
Offering Price $99.770
Spread 0.45%
Cost $280,359
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 1.21%
Syndicate BAML,CITI,HSBCL,JPM,MIZUHO,MUFG,SG,SMFGRP,USB,WFC
Fund JPMorgan Core Bond Trust
Trade Date 3/29/2016
Issuer BPCE SA (BPCEGP 4.875% April 1, 2026 144A)
CUSIP/ Sedol 05578QAE3
Bonds 800,000
Offering Price $99.000
Spread 0.43%
Cost $791,960
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 1.26%
Syndicate CITI,GS,JPM,NATIX,WFC
Fund JPMorgan Core Bond Trust
Trade Date 3/29/2016
Issuer UBS Group Funding (Jersey) Limited (UBS 4.125% April 15, 2026 144A)
CUSIP/ Sedol 90351DAF4
Bonds 963,000
Offering Price $99.780
Spread 0.45%
Cost $960,872
Dealer Executing Trade UBS Securities LLC
% of Offering* 1.77%
Syndicate UBS, ACADEMY, ANZ, BB&T, BMO, BNY, CAP ONE, CIBC, CITI, DREXEL, FIFTH THIRD, JPM, BAML, MISCHLER, MS, NAB, NBC, RBC, REGIONS, SCOTIA, SUNTRUST, TD, WFC, WESTPAC
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/30/2016
Issuer Republic of Poland (POLAND 3.25% April 6, 2026)
CUSIP/ Sedol 731011AU6
Bonds 125,000
Offering Price $99.250
Spread 0.14%
Cost $124,061
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 3.60%
Syndicate BARCS, BNP, DB, JPM
Fund JPMorgan Core Bond Trust
Trade Date 4/4/2016
Issuer Enterprise Products Operating LLC (EPD 3.95% February 15, 2027)
CUSIP/ Sedol 29379VBL6
Bonds 333,000
Offering Price $99.760
Spread 0.65%
Cost $332,201
Dealer Executing Trade Citigroup Global Markets
% of Offering* 1.69%
Syndicate BAML,CITI,DB,DNBK,JPM,SCOTIA
Fund JPMorgan Core Bond Trust
Trade Date 4/4/2016
Issuer Exelon Corporation (EXC 3.40% April 15, 2026)
CUSIP/ Sedol 30161NAU5
Bonds 316,000
Offering Price $99.940
Spread 0.65%
Cost $315,810
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 2.27%
Syndicate BARCS,CS,GS,JPM,RBCCM,SCOTIA,TDSECS
Fund JPMorgan Core Bond Trust
Trade Date 4/4/2016
Issuer Target Corporation (TGT 2.50% April 15, 2026)
CUSIP/ Sedol 87612EBE5
Bonds 350,000
Offering Price $99.991
Spread 0.45%
Cost $349,969
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 0.95%
Syndicate BAML,BARCS,CITI,DB,GS,JPM
Fund JPMorgan Core Bond Trust
Trade Date 4/4/2016
Issuer Thermo Fisher Scientific Inc. (TMO 3.00% April 15, 2023)
CUSIP/ Sedol 883556BN1
Bonds 369,000
Offering Price $99.512
Spread 0.63%
Cost $367,199
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 1.04%
Syndicate GS, BAML, MS, BARCS, BNP, BNY MELLON, CITI, DB, HSBC, ING, JPM, KEY
Fund JPMorgan Core Bond Trust
Trade Date 4/5/2016
Issuer AmeriCredit Automobile Receivables Trust 2016-2 A2A (AMCAR 2016-2 A2A 1.42% October 8, 2019)
CUSIP/ Sedol 03066DAB2
Bonds 2,835,000
Offering Price $99.995
Spread 0.25%
Cost $2,834,847
Dealer Executing Trade RBC Capital Markets LLC
% of Offering* 22.43%
Syndicate BARCS, GS, RBC, WFC, JPM
Fund JPMorgan Core Bond Trust
Trade Date 4/5/2016
Issuer AmeriCredit Automobile Receivables Trust 2016-2 A3 (AMCAR 2016-2 A3 1.60% November 9, 2020)
CUSIP/ Sedol 03066DAD8
Bonds 513,000
Offering Price $99.999
Spread 0.35%
Cost $512,993
Dealer Executing Trade RBC Capital Markets LLC
% of Offering* 5.90%
Syndicate BARCS, GS, RBC, WFC, JPM
Fund JPMorgan Core Bond Trust
Trade Date 4/5/2016
Issuer Mizuho Financial Group, Inc. (MIZUHO 2.632% April 12, 2021 144A)
CUSIP/ Sedol 60687YAB5
Bonds 742,000
Offering Price $100.000
Spread 0.35%
Cost $742,000
Dealer Executing Trade Mizuho Securities USA Inc.
% of Offering* 0.85%
Syndicate BAML,BARCS,CITI,GS,HSBCL,JPM,MIZUHO
Fund JPMorgan Core Bond Trust
Trade Date 4/7/2016
Issuer Standard Chartered Plc (STANLN 4.05% April 12, 2026 144A)
CUSIP/ Sedol 853254AZ3
Bonds 769,000
Offering Price $99.723
Spread 0.35%
Cost $766,870
Dealer Executing Trade BNP Paribas Securities Corp.
% of Offering* 0.80%
Syndicate BNPPAR,GS,JPM,STAN
Fund JPMorgan Core Bond Trust
Trade Date 4/11/2016
Issuer ABN Amro Bank N.V. (ABNANV 4.80% April 18, 2026 144A)
CUSIP/ Sedol 00084DAL4
Bonds 600,000
Offering Price $99.827
Spread 0.50%
Cost $598,962
Dealer Executing Trade Morgan Stanley and Company
% of Offering* 1.86%
Syndicate BAML,GS,JPM,MS,UBS
Fund JPMorgan Core Bond Trust
Trade Date 4/14/2016
Issuer Bank of America Corporation (BAC 2.625% April 19, 2021)
CUSIP/ Sedol 06051GFW4
Bonds 422,000
Offering Price $99.977
Spread 0.35%
Cost $421,903
Dealer Executing Trade Deutsche Bank Securities Inc.
% of Offering* 3.66%
Syndicate BAML,ABN AMRO, ANZ, BBVA, BNYMELLON,CAPITAL ONE, COMMERZ,DANSKE,DB,HUNTINGTON,ING,JPM,LLYODS,MIZUHO, NATIXIS,RBS,SANTANDER, SCOTIA, SMBC, STANDARD CHARTERED, TD, UNICREDIT, DREXEL, RAMIREZ, SIEBERT
Fund JPMorgan Core Bond Trust
Trade Date 4/14/2016
Issuer Bank of America Corporation (BAC 3.50% April 19, 2026)
CUSIP/ Sedol 06051GFX2
Bonds 1,189,000
Offering Price $99.833
Spread 0.45%
Cost $1,187,014
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 1.72%
Syndicate BAML,ABN AMRO, ANZ, BBVA, BNYMELLON,CAPITAL ONE, COMMERZ,DANSKE,DB,HUNTINGTON,ING,JPM,LLYODS,MIZUHO, NATIXIS,RBS,SANTANDER, SCOTIA, SMBC, STANDARD CHARTERED, TD, UNICREDIT, DREXEL, RAMIREZ, SIEBERT
Fund JPMorgan Core Bond Trust
Trade Date 4/14/2016
Issuer Kia Motors Corporation (KIAMTR 2.625% April 21, 2021 144A)
CUSIP/ Sedol 493738AC2
Bonds 385,000
Offering Price $99.661
Spread 0.55%
Cost $383,695
Dealer Executing Trade HSBC Securities (USA) Inc.
% of Offering* 3.15%
Syndicate BAML,CITI,HSBCL,JPM,NOMURA
Fund JPMorgan Core Bond Trust
Trade Date 4/28/2016
Issuer BP Capital Markets p.l.c. (BPLN 3.119% May 4, 2026)
CUSIP/ Sedol 05565QDB1
Bonds 375,000
Offering Price $100.000
Spread 0.30%
Cost $375,000
Dealer Executing Trade HSBC Securities USA, Inc.
% of Offering* 1.15%
Syndicate CITI,DB,HSBCL,JPM,MIZUHO,MUFG
Fund JPMorgan Core Bond Trust
Trade Date 5/2/2016
Issuer AmericanAirlines 2016-2 A (AAL 2016-2 A 3.65% June 15, 2028)
CUSIP/ Sedol 023764AA1
Bonds 283,000
Offering Price $100.000
Spread 1.05%
Cost $283,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 4.27%
Syndicate BAML,BARCS,BNPPAR,CACIB,CITI,CS,DB,GS,JPM,MS
Fund JPMorgan Core Bond Trust
Trade Date 5/2/2016
Issuer CMS Energy Corporation (3.00% May 15, 2026)
CUSIP/ Sedol 125896BQ2
Bonds 475,000
Offering Price $99.622
Spread 0.65%
Cost $473,205
Dealer Executing Trade RBC Capital Markets LLC
% of Offering* 2.25%
Syndicate BARCS,GS,JPM,RBCCM,WFC
Fund JPMorgan Core Bond Trust
Trade Date 5/5/2016
Issuer Equifax Inc (EFX 2.30% June 1, 2021)
CUSIP/ Sedol 294429AK1
Bonds 380,000
Offering Price $99.952
Spread 0.60%
Cost $379,818
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 1.84%
Syndicate BAML,JPM,MIZUHO,SUN,WFC
Fund JPMorgan Core Bond Trust
Trade Date 5/9/2016
Issuer AbbVie Inc. (ABBV 4.30% May 14, 2036)
CUSIP/ Sedol 00287YAV1
Bonds 315,000
Offering Price $99.455
Spread 0.88%
Cost $313,283
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 1.43%
Syndicate BAML,BARCS,BNPPAR,DB,HSBCL,JPM,SG
Fund JPMorgan Core Bond Trust
Trade Date 5/9/2016
Issuer AbbVie Inc. (ABBV 2.85% May 14, 2023)
CUSIP/ Sedol 00287YAX7
Bonds 491,000
Offering Price $99.987
Spread 0.40%
Cost $490,936
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 0.90%
Syndicate BAML,BARCS,BNPPAR,DB,HSBCL,JPM,SG
Fund JPMorgan Core Bond Trust
Trade Date 5/9/2016
Issuer AbbVie Inc. (ABBV 3.20% May 14, 2026)
CUSIP/ Sedol 00287YAY6
Bonds 322,000
Offering Price $99.618
Spread 0.45%
Cost $320,770
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 0.22%
Syndicate BAML,BARCS,BNPPAR,DB,HSBCL,JPM,SG
Fund JPMorgan Core Bond Trust
Trade Date 5/9/2016
Issuer Burlington Northern Santa Fe, LLC (BNSF 3.90% August 1, 2046)
CUSIP/ Sedol 12189LAZ4
Bonds 500,000
Offering Price $99.199
Spread 0.88%
Cost $495,995
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 2.15%
Syndicate CITI,GS,JPM
Fund JPMorgan Core Bond Trust
Trade Date 5/9/2016
Issuer Chevron Corporation (CVX 2.566% May 16, 2023)
CUSIP/ Sedol 166764BK5
Bonds 1,200,000
Offering Price $100.000
Spread 0.15%
Cost $1,200,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 3.09%
Syndicate BAML,BARCS,BNPPAR,CITI,GS,HSBCL,JPM,MS,SG,SMFGRP,WFC
Fund JPMorgan Core Bond Trust
Trade Date 5/9/2016
Issuer WW Grainger inc. (GWW 3.75% May 15, 2046)
CUSIP/ Sedol 384802AC8
Bonds 196,000
Offering Price $99.322
Spread 0.88%
Cost $194,671
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 2.79%
Syndicate BARCS,HSBC,MS,WFC,JPM,USBC
Fund JPMorgan Core Bond Trust
Trade Date 5/10/2016
Issuer American Tower Corporation (AMT 3.375% October 15, 2026)
CUSIP/ Sedol 03027XAK6
Bonds 312,000
Offering Price $99.004
Spread 0.65%
Cost $308,892
Dealer Executing Trade RBC Capital Markets LLC
% of Offering* 3.80%
Syndicate BARCS,BBVA,MIZHU,RBCCM,TDSECS,BNPPAR,CITI,EAMSECS,GS,JPM,BAML,MS,SANT,SCOTIA
Fund JPMorgan Core Bond Trust
Trade Date 5/10/2016
Issuer Regions Financial Corporation (RF 3.20% February 8, 2021)
CUSIP/ Sedol 7591EPAK6
Bonds 964,000
Offering Price $101.269
Spread 0.33%
Cost $976,233
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 3.88%
Syndicate BARCS,DB,GS,JPM,REGFIN
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/10/2016
Issuer Regions Financial Corporation (RF 3.20% February 8, 2021)
CUSIP/ Sedol 7591EPAK6
Bonds 107,000
Offering Price $101.269
Spread 0.33%
Cost $108,358
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 3.88%
Syndicate BARCS,DB,GS,JPM,REGFIN
Fund JPMorgan Core Bond Trust
Trade Date 5/11/2016
Issuer Boardwalk Pipelines LP(BWP 5.95% June 1, 2026)
CUSIP/ Sedol 096630AE8
Bonds 318,000
Offering Price $98.860
Spread 0.65%
Cost $314,375
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 5.91%
Syndicate BARCS,CITI,DB,JPM,MIZUHO,MUFG,RBCCM,WFC
Fund JPMorgan Core Bond Trust
Trade Date 5/12/2016
Issuer Australia and New Zealand Banking Group (ANZ 4.40% May 19, 2026 144A)
CUSIP/ Sedol 052528AK2
Bonds 263,000
Offering Price $99.952
Spread 0.40%
Cost $262,874
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 3.59%
Syndicate ANZ,CITI,HSBCL,JPM
Fund JPMorgan Core Bond Trust
Trade Date 5/13/2016
Issuer AGL Capital Corporation (GAS 3.25% June 15, 2026)
CUSIP/ Sedol 001192AM5
Bonds 254,000
Offering Price $99.598
Spread 0.65%
Cost $252,979
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 4.50%
Syndicate JPM,MS,USB
Fund JPMorgan Core Bond Trust
Trade Date 5/16/2016
Issuer CVS Health Corporation (CVS 2.125% June 1, 2021)
CUSIP/ Sedol 126650CT5
Bonds 2,036,000
Offering Price $99.721
Spread 0.60%
Cost $2,030,320
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 3.92%
Syndicate BARCS,BNYM,BAML,MIZUHO,WFC,GUGGSECS,JPM,MUFG,SUNTR,USBC
Fund JPMorgan Core Bond Trust
Trade Date 5/16/2016
Issuer CVS Health Corporation (CVS 2.875 June 1, 2026)
CUSIP/ Sedol 126650CU2
Bonds 1,418,000
Offering Price $99.139
Spread 0.65%
Cost $1,405,791
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 2.15%
Syndicate BARCS,BNYM,BAML,MIZUHO,WFC,GUGGSECS,JPM,MUFG,SUNTR,USBC
Fund JPMorgan Core Bond Trust
Trade Date 5/17/2016
Issuer AerCap Ireland Capital Limited and AerCap Global Aviation Trust (AER 3.95% February 1, 2022)
CUSIP/ Sedol 00772BAR2
Bonds 506,000
Offering Price $99.813
Spread 0.70%
Cost $505,054
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 2.59%
Syndicate BAML,BARCS,BNPPAR,CACIB,CITI,CS,DB,FIFTHI,GS,HSBCL,JPM,MIZUHO,MS,RBCCM,SUN,WFC
Fund JPMorgan Core Bond Trust
Trade Date 5/17/2016
Issuer Diamond I Finance Corp and Diamond II Finance Corp (DELL 4.42% June 15, 2021 144A)
CUSIP/ Sedol 25272KAD5
Bonds 780,000
Offering Price $99.971
Spread 0.74%
Cost $779,774
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 1.48%
Syndicate BAML,BARCS,CITI,CS,DB,GS,JPM,RBCCM
Fund JPMorgan Core Bond Trust
Trade Date 5/17/2016
Issuer Diamond I Finance Corp and Diamond II Finance Corp (DELL 5.45% June 15, 2023 144A)
CUSIP/ Sedol 25272KAG8
Bonds 976,000
Offering Price $99.957
Spread 0.74%
Cost $975,580
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 3.38%
Syndicate BAML,BARCS,CITI,CS,DB,GS,JPM,RBCCM
Fund JPMorgan Core Bond Trust
Trade Date 5/17/2016
Issuer Diamond I Finance Corp and Diamond II Finance Corp (DELL6.02% June 15, 2026 144A)
CUSIP/ Sedol 25272KAK9
Bonds 857,000
Offering Price $99.952
Spread 0.74%
Cost $856,589
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 2.88%
Syndicate BAML,BARCS,CITI,CS,DB,GS,JPM,RBCCM
Fund JPMorgan Core Bond Trust
Trade Date 5/25/2016
Issuer Ventas Realty LP (VTR 3.125% June 15, 2023)
CUSIP/ Sedol 92277GAH0
Bonds 240,000
Offering Price $99.343
Spread 0.63%
Cost $238,423
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 0.64%
Syndicate CITI,JEFF,MS,WFC,CRAG,JPM,BAML,TDSCES,UBS
Fund JPMorgan Core Bond Trust
Trade Date 5/26/2016
Issuer Walgreens Boots Alliance, Inc. (WBA 3.10% June 1, 2023)
CUSIP/ Sedol 931427AP3
Bonds 414,000
Offering Price $99.725
Spread 0.40%
Cost $412,862
Dealer Executing Trade BofA Merill Lynch
% of Offering* 1.49%
Syndicate BAML,HSBCL,JPM,LLOYDS,MIZUHO,MUFG,UBS,UNICRD,WFC
Fund JPMorgan Core Bond Trust
Trade Date 5/31/2016
Issuer Mylan NV (MYL 3.95% June 15, 2026 144A)
CUSIP/ Sedol 62854AAD6
Bonds 463,000
Offering Price $99.231
Spread 0.65%
Cost $459,440
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 1.71%
Syndicate BAML,DB,GS,ING,JPM,PNCFIN
Fund JPMorgan Core Bond Trust
Trade Date 5/31/2016
Issuer Mylan NV (MYL 5.25% June 15, 2046 144A)
CUSIP/ Sedol 62854AAG9
Bonds 318,000
Offering Price $99.984
Spread 0.88%
Cost $317,949
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 2.78%
Syndicate BAML,DB,GS,ING,JPM,PNCFIN
Fund JPMorgan Core Bond Trust
Trade Date 6/6/2016
Issuer Public Service Company of Colorado (XEL 3.55% June 15, 2046)
CUSIP/ Sedol 744448CM1
Bonds 214,000
Offering Price $98.960
Spread 0.88%
Cost $211,774
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering* 1.31%
Syndicate CS,JPM,PNCFIN
Fund JPMorgan Core Bond Trust
Trade Date 6/16/2016
Issuer Duke Realty LP (DRE 3.25% June 30, 2026)
CUSIP/ Sedol 26441YAZ0
Bonds 239,000
Offering Price $99.070
Spread 0.65%
Cost $236,777
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 3.03%
Syndicate JPM,MS,SUN,UBS,WFC
Fund JPMorgan Core Bond Trust
Trade Date 6/20/2016
Issuer Republic Services Inc. (RSG 2.90% July 1, 2026)
CUSIP/ Sedol 760759AR1
Bonds 175,000
Offering Price $99.785
Spread 0.65%
Cost $174,624
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 0.84%
Syndicate BAML,BARCS,BNPPAR,JPM,MIZUHO,USB,WFC
Fund JPMorgan Core Bond Trust
Trade Date 7/11/2016
Issuer Korea Gas Corp (KORGAS 1.875% July 18, 2021 144A)
CUSIP/ Sedol 50066AAK9
Bonds 653,000
Offering Price $99.790
Spread 0.30%
Cost $651,603
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 3.74%
Syndicate CITI,CS,HSBCL,JPM,SG,UBS
Fund JPMorgan Core Bond Trust
Trade Date 7/13/2016
Issuer DAI-ICHI Life Insurance Company (DAIL FRN December 28, 2049 144A)
CUSIP/ Sedol 23380YAD9
Bonds 526,000
Offering Price $100.000
Spread 1.00%
Cost $526,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 0.70%
Syndicate BAML,CITI,GS,JPM,MIZUHO,MS,NOMURA
Fund JPMorgan Core Bond Trust
Trade Date 7/20/2016
Issuer Nationwide Building Society (NWIDE 2.45% July 27, 2021 144A)
CUSIP/ Sedol 63859UBD4
Bonds 200,000
Offering Price $99.820
Spread 0.25%
Cost $199,644
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 5.65%
Syndicate BNPPAR,CS,DB,JPM
Fund JPMorgan Core Bond Trust
Trade Date 7/26/2016
Issuer SoFi Consumer Loan Program 2016-2A A LLC (SCLP 2016-2A A 3.09% October 27, 2025 144A)
CUSIP/ Sedol 83402QAA0
Bonds 2,551,000
Offering Price $99.980
Spread 0.70%
Cost $2,550,599
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 8.71%
Syndicate Deutsche Bank, Goldman, JPM, Academy Sec, SoFi Securities
Fund JPMorgan Core Bond Trust
Trade Date 7/28/2016
Issuer Apple Inc (AAPL 2.45% August 4, 2026)
CUSIP/ Sedol 037833BZ2
Bonds 815,000
Offering Price $99.730
Spread 0.20%
Cost $812,775
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 1.85%
Syndicate BAML,DB,GS,JPM
Fund JPMorgan Core Bond Trust
Trade Date 7/28/2016
Issuer Apple Inc (AAPL 3.85% August 4, 2046)
CUSIP/ Sedol 037833CD0
Bonds 569,000
Offering Price $99.740
Spread 0.43%
Cost $567,492
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 3.37%
Syndicate BAML,DB,GS,JPM
Fund JPMorgan Core Bond Trust
Trade Date 8/2/2016
Issuer Americredit Automobile Receivables Trust 2016-3 A3 (AMCAR 2016-3 A3 1.46% May 8, 2021)
CUSIP/ Sedol 03065DAD9
Bonds 794,000
Offering Price $99.990
Spread 0.35%
Cost $793,959
Dealer Executing Trade Citigroup Global Markets
% of Offering* 6.07%
Syndicate Citigroup, Deutsche Bank, Lloyds, Wells, BNP Paribas, JPM, MS, RBC
Fund JPMorgan Core Bond Trust
Trade Date 8/3/2016
Issuer UBS Group Funding (UBS 2.65% February 1, 2022 144A)
CUSIP/ Sedol 90351DAH0
Bonds 269,000
Offering Price $99.940
Spread 0.35%
Cost $268,839
Dealer Executing Trade UBS Securities LLC
% of Offering* 0.96%
Syndicate UBS, Academy Sec, BAML, BBT, BMO, BNY, Capital One, CIBC, Citigroup, Desjardins Sec, Drexel Burnham, Fifth Third, GS, JPM, Mischler Financial, MS, National Bank, RBC, Scotia Capital, SunTrust, TD, Wells
Fund JPMorgan Core Bond Trust
Trade Date 8/8/2016
Issuer Air Lease Corporation (AL 3.00% September 15, 2023)
CUSIP/ Sedol 00912XAT1
Bonds 743,000
Offering Price $98.660
Spread 0.63%
Cost $733,029
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 3.72%
Syndicate BAML,BMO,BNPP,CITI,FIFTHI,GS,ICBKC,JPM,LLOYDS,MIZUHO,MS,MUFG,RBCCM,SANT,SUN,WFC
Fund JPMorgan Core Bond Trust
Trade Date 8/8/2016
Issuer Ameriprise Financial Inc (AMP 2.875% September 15, 2026)
CUSIP/ Sedol 03076CAH9
Bonds 761,000
Offering Price $99.890
Spread 0.65%
Cost $760,186
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 4.34%
Syndicate BAML,CITI,CS,GS,JPM,USB,WFC
Fund JPMorgan Core Bond Trust
Trade Date 8/8/2016
Issuer Boston Properties LP (BXP 2.75% October 1, 2026)
CUSIP/ Sedol 10112RAY0
Bonds 360,000
Offering Price $99.270
Spread 0.65%
Cost $357,376
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 1.13%
Syndicate BAML,BNYM,CITI,DB,JPM,MS,MUFG,PNCFIN,SCOTIA,SUN,TDSECS,USB,WFC
Fund JPMorgan Core Bond Trust
Trade Date 8/8/2016
Issuer ING Bank NV (INTNED 1.65% August 15, 2019 144A)
CUSIP/ Sedol 449786BH4
Bonds 900,000
Offering Price $99.900
Spread 0.25%
Cost $899,082
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 2.33%
Syndicate CS,ING,JPM,MS,WFC
Fund JPMorgan Core Bond Trust
Trade Date 8/16/2016
Issuer Entergy Corporation (ETR 2.95% September 1, 2026)
CUSIP/ Sedol 29364GAJ2
Bonds 336,000
Offering Price $99.780
Spread 0.65%
Cost $335,244
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 3.86%
Syndicate BARCS,BNPP,CITI,JPM,MIZUHO,MS,MUFG,SCOTIA
Fund JPMorgan Core Bond Trust
Trade Date 8/22/2016
Issuer Crown Castle International Corporation (CCI 2.25% September 1, 2021)
CUSIP/ Sedol 22822VAD3
Bonds 385,000
Offering Price $99.970
Spread 0.60%
Cost $384,892
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 3.51%
Syndicate BAML,BARCS,CACIB,CITI,FIFTHI,JPM,MIZUHO,MS,MUFG,PNCFIN,RBCCM,RBS,SG,SMFGRP,SUN,TDSECS,WFC